First American Funds, Inc.
7 Day Yield
7 Day Effective Yield



          Last 7 daily dividend factors:

                                                                                             Government          Treasury
                                                                   Prime Obligations        Obligations         Obligations
                                                                        Class A               Class A             Class A

        day 1...............................................          0.000143912
        day 2...............................................          0.000143862
        day 3...............................................          0.000143806
        day 4...............................................          0.000144409
        day 5...............................................          0.000144507
        day 6...............................................          0.000147506
        day 7...............................................          0.000147506
                   Base Period Return                                 0.001015508                0                   0
        Annualized Yield=(bpr/1)x365/7                                   5.30%                 0.00%               0.00%
        Effective Yield=((bpr + 1) to the 365/7
              power) - 1                                                 5.44%                 0.00%               0.00%


                                                                                             Government          Treasury
                                                                   Prime Obligations        Obligations         Obligations
                                                                        Class B               Class B             Class B

        day 1...............................................          0.00012341
        day 2...............................................          0.00012414
        day 3...............................................          0.00012341
        day 4...............................................          0.00012414
        day 5...............................................          0.00012414
        day 6...............................................          0.000127791
        day 7...............................................          0.000127791
                   Base Period Return                                 0.000874822                0                   0
        Annualized Yield=(bpr/1)x365/7                                   4.56%                 0.00%               0.00%
        Effective Yield=((bpr + 1) to the 365/7
              power) - 1                                                 4.67%                 0.00%               0.00%


                                                                                             Government          Treasury
                                                                   Prime Obligations        Obligations         Obligations
                                                                        Class C               Class C             Class C

        day 1...............................................          0.000150762           0.000147267         0.000144825
        day 2...............................................          0.000150712           0.000148606         0.000147126
        day 3...............................................          0.000150662           0.000147631         0.000145637
        day 4...............................................          0.000151272           0.000149388         0.000148136
        day 5...............................................          0.000151357            0.00014956         0.000149054
        day 6...............................................          0.000154356           0.000154166         0.000155724
        day 7...............................................          0.000154356           0.000154166         0.000155724
                   Base Period Return                                 0.001063477           0.001050784         0.001046226
        Annualized Yield=(bpr/1)x365/7                                   5.55%                 5.48%               5.46%
        Effective Yield=((bpr + 1) to the 365/7
              power) - 1                                                 5.70%                 5.63%               5.60%



                                                                                             Government          Treasury
                                                                   Prime Obligations        Obligations         Obligations
                                                                        Class D               Class D             Class D

        day 1...............................................          0.000146552           0.000143155         0.000140717
        day 2...............................................          0.000146599           0.000144495         0.000143019
        day 3...............................................          0.000146483           0.000143519         0.000141530
        day 4...............................................          0.000147155           0.000145277         0.000144030
        day 5...............................................          0.000147246           0.000145449         0.000144948
        day 6...............................................          0.000150246           0.000150055         0.000151617
        day 7...............................................          0.000150246           0.000150055         0.000151617
                   Base Period Return                                 0.001034527           0.001022005         0.001017478
        Annualized Yield=(bpr/1)x365/7                                   5.39%                 5.33%               5.31%
        Effective Yield=((bpr + 1) to the 365/7
              power) - 1                                                 5.54%                 5.47%               5.45%